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                                                                    EXHIBIT 99.5

                            UNITED STATES OF AMERICA
                                     BEFORE
              THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                                WASHINGTON, D.C.

------------------------------------
                                    )
Written Agreement by and between    )
                                    )
CIB MARINE BANCSHARES, INC.         )       Docket No.  04-012-WA/RB-HC
Pewaukee, Wisconsin                 )
                                    )
and                                 )
                                    )
FEDERAL RESERVE BANK                )
OF CHICAGO                          )
Chicago, Illinois                   )
------------------------------------)

          WHEREAS, in recognition of their common goal to restore the financial soundness of CIB Marine Bancshares, Inc., Pewaukee, Wisconsin ("CIB Marine"), a registered bank holding company that owns and controls, directly or indirectly, six subsidiary banks* (the "Subsidiary Banks") and various nonbank subsidiaries, CIB Marine and the Federal Reserve Bank of Chicago (the "Reserve Bank") have mutually agreed to enter into this Written Agreement (the "Agreement");

     WHEREAS, CIB Marine oversees the activities and operations of the Subsidiary Banks on a consolidated basis and provides various services to the Subsidiary Banks, including but not limited to, credit administration, loan review, finance/treasury management, audit, compliance, accounting, and operations management;


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* CIB Bank, Hillside, Illinois; Central Illinois Bank, Champaign, Illinois;
Marine Bank, Wauwatosa, Wisconsin; CIB Bank, Indianapolis, Indiana; Citrus Bank, N.A., Vero Beach, Florida; and Marine Bank, Scottsdale, Arizona.

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     WHEREAS, as a result of the identification of deficiencies by the Reserve
Bank and other federal and state bank regulators, CIB Marine is taking steps to enhance and improve the centralized functions and services it provides to the Subsidiary Banks; and

     WHEREAS, on May 27, 2004, the board of directors of CIB Marine, at a duly constituted meeting, adopted a resolution authorizing and directing Stanley Calderon, President and Chief Executive Officer, to enter into this Agreement on behalf of CIB Marine and consenting to compliance with each and every provision of this Agreement by CIB Marine and its institution-affiliated parties, as defined in sections 3(u) and 8(b)(3) of the Federal Deposit Insurance Act, as amended (the "FDI Act") (12 U.S.C. 1813(u) and 1818(b)(3)).

     NOW, THEREFORE, CIB Marine and the Reserve Bank hereby agree as follows:

BOARD OVERSIGHT

     1. Within 60 days of this Agreement, the board of directors shall submit to the Reserve Bank an acceptable written plan that describes the specific actions that the board of directors proposes to take in order to strengthen the board of directors' oversight of the consolidated organization and the bank holding company's management information systems. The plan shall, at a minimum, address, consider, and include actions to improve and strengthen:

          (a) The systems and controls needed by the board of directors to supervise management's adherence to approved policies, procedures, and guidelines in all areas and the monitoring of exceptions to approved policies and guidelines;

          (b) systems and controls to address noncompliance with approved policies, procedures, and guidelines;



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          (c) policies and procedures to ensure the timely implementation of corrective actions by management and the board of directors in response to audit and regulatory findings;

          (d) the timeliness and accuracy of the reports provided to the board of directors in its oversight of the operations and management of the consolidated organization, including but not limited to, information sufficient to assess management's compliance with approved policies and procedures on loan administration, loan review, concentrations of credit, lending limitations, allowance for loan and lease losses, and conflicts of interest; and

          (e) the adoption of written charters for all board of directors' committees.

MANAGEMENT SUCCESSION PLAN

     2. Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank a written plan providing for orderly management succession. The plan shall, at a minimum, identify the individual(s) at CIB Marine who are considered to have the potential for advancement or promotion, the area(s) in which such individual(s) may assume new duties or responsibilities or the position(s) to which they may be promoted, and the training to be provided such individual(s) to ensure adequate successor management.

LOAN POLICIES AND PROCEDURES

     3. Within 60 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan to strengthen and improve enterprise-wide compliance with written loan policies and procedures relating to underwriting, loan approval, loan review, loan modification, and workout processes. The plan shall, at a minimum, address, consider, and include:

          (a) Uniform adherence to written loan policies and procedures;



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          (b) enhanced policies, procedures and controls concerning loan participations;

          (c) compliance with established concentrations of credit limits by borrower and industry group and systems to manage the risk associated with asset concentrations;

          (d) appropriate segregation and independence of the loan review function; and

          (e) separation of the loan workout function from the lending function and procedures for the assignment of loans to the workout group.

RISK MANAGEMENT

     4. Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan designed to establish enhanced risk management processes for the consolidated organization. The plan shall, at a minimum, address, consider, and include:

          (a) Policies and procedures designed to (i) identify, assess, manage, and monitor risk exposures of the consolidated organization, including but not limited to, the areas of credit, operational, liquidity, legal and reputational risks, and to set risk tolerance levels for the consolidated organization, and
(ii) strengthen and improve the consolidated credit risk management program, including underwriting, loan grading, loan policy exceptions, and collections;

          (b) management information systems and reporting procedures designed to ensure that appropriate management personnel and committees receive timely and accurate reports necessary to effectively manage risks and correct weaknesses and deficiencies;

          (c) improvements to the oversight of risk management processes by the board of directors, including but not limited to, timely response to identified deficiencies and risks; and



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          (d) internal controls designed to effectively manage risks and observe acceptable risk parameters, including but not limited to, enhancements to the internal auditing of the lending function's adherence to loan policy standards.

REGULATORY REPORTS

     5. CIB Marine shall take all actions as are necessary to ensure that each regulatory report, including Form Y-9C, accurately reflects CIB Marine's condition on the date for which it is filed, and that all records indicating how the report was prepared are maintained for subsequent supervisory review.

COMPLIANCE

     6. (a) Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan, consistent with safe and sound banking considerations, to address the violations of laws, rules, or regulations listed in the report of the inspection completed March 12, 2004, by the Reserve Bank.

          (b) Within 10 days of this Agreement, CIB Marine shall implement procedures to ensure future compliance with all applicable laws, rules, and regulations.

CONFLICTS OF INTEREST

     7. Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan to enhance the organization's code of ethics and conflicts of interest policy and enterprise-wide adherence to the code of ethics and conflicts of interest policy. The plan shall provide, at a minimum, for:

          (a) An enhanced code of ethics that applies to all directors, officers, and employees within the consolidated organization and addresses the responsibilities for conduct


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and the avoidance of conflicts of interest, in particular in the administration of loans to insiders, shareholders, and their affiliates and any other transactions from which any insider may derive personal benefit; and

          (b) internal controls that monitor compliance with the code of ethics and conflicts of interest policy and report any noncompliance or exceptions to approved policy.

CAPITAL PLAN

     8. (a) Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan to restore and maintain a sufficient capital position for the consolidated organization. The plan shall, at a minimum, address, consider, and include:

               (i) The current and future capital requirements of each of the Subsidiary Banks, nonbank subsidiaries, and the consolidated organization, including compliance with the Capital Adequacy Guidelines for Bank Holding
Companies: Risk-Based Measure and Tier 1 Leverage Measure, Appendices A and D of Regulation Y of the Board of Governors (12 C.F.R. Part 225, App. A and D);

               (ii) the asset quality, condition, and risk profile of each Subsidiary Bank;

               (iii) the Subsidiary Banks' anticipated level of retained earnings and anticipated dividends of both the Subsidiary Banks and CIB Marine;

               (iv) actions to be taken and the source and timing of additional funds to fulfill the consolidated organization's future capital requirements and to maintain the adequacy of the consolidated organization's Allowance for Loan and Lease Losses (the "ALLL") and each of the Subsidiary Banks' ALLLs; and



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               (v) projected or anticipated growth of the consolidated
organization.


          (b) CIB Marine shall monitor and review the sufficiency of the consolidated organization's capital position on a quarterly basis and shall reflect such reviews in the minutes of the meetings of the board of directors.

EARNINGS AND CASH FLOW

     9. Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank a written business plan that includes the goals and strategies for improving consolidated earnings for calendar years 2004 and 2005. The written plan shall, at a minimum, address, consider, and include:

          (a) Identification of the major areas and means by which the board of directors will seek to improve CIB Marine's operating performance;

          (b) financial performance objectives, including plans for asset growth, earnings, liquidity, and capital supported by quarterly and annual pro forma financial statements and assumptions; and

          (c) a budget review process that ensures, at a minimum:

               (i) Timely reporting of discrepancies between budget and performance;

               (ii) documentation of variances from budget; and

               (iii) timely and appropriate revisions to budget.

     10. (a) Within 90 days of this Agreement, CIB Marine shall submit to the Reserve Bank an acceptable written plan for 2004 to service its outstanding debt and other obligations,




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including trust preferred securities, without incurring additional debt. The plan shall, at a minimum, address, consider, and include:

               (i) Appropriate earnings, growth, capital, and cash flow projections;

               (ii) alternative sources of funds; and

               (iii) actions to be taken by CIB Marine to comply with the terms of all outstanding debt and other obligations.

     (b) For each year after 2004, CIB Marine shall by January 30 of such year submit to the Reserve Bank a parent-only cash flow analysis for such year.

DEBT SERVICE, DIVIDENDS, AND REDEMPTIONS

     11. (a) CIB Marine shall not declare or pay any dividends without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation of the Board of Governors (the "Director").

          (b) CIB Marine shall not make any distribution of interest or dividends on its trust preferred securities without the prior written approval of the Reserve Bank and the Director.

          (c) CIB Marine shall not, directly or indirectly, purchase or redeem any shares of its stock or other securities without the prior written approval of the Reserve Bank.

          (d) All requests for prior approval shall be received by the Reserve Bank at least 30 days prior to the proposed dividend declaration date, distribution date, or redemption date and shall contain, but not be limited to, current and projected information on earnings, cash flow, capital levels and asset quality of CIB Marine.

     12. CIB Marine shall not, directly or indirectly, increase its borrowings or incur any debt, including debt to stockholders, without the prior written approval of the Reserve Bank.



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APPOINTMENT OF NEW OFFICERS AND DIRECTORS; SEVERANCE AND INDEMNIFICATION
PAYMENTS

     13. During the term of this Agreement, or as otherwise required by law, CIB Marine shall comply with the provisions of section 32 of the FDI Act (12 U.S.C. 1831i) and Subpart H of Regulation Y of the Board of Governors (12 C.F.R. Part 225, Subpart H) with respect to the appointment of any new directors or the hiring or promotion of any senior executive officers as defined in Regulation O of the Board of Governors (12 C.F.R. Part 215).

     14. CIB Marine shall comply with the restrictions on indemnification and severance payments of section 18(k) of the FDI Act (12 U.S.C. 1828(k)) and Part 359 of the Federal Deposit Insurance Corporation's regulations (12 C.F.R. Part
359).

COMPLIANCE COMMITTEE

     15. (a) Within 15 days of this Agreement, the board of directors of CIB Marine shall establish a committee to monitor CIB Marine's compliance with the provisions of this Agreement (the "Compliance Committee"). The Compliance Committee shall be comprised of three or more outside directors who are not officers or employees of CIB Marine or any of the Subsidiary Banks and who do not directly or indirectly own more than ten percent of the outstanding shares of CIB Marine or any of the Subsidiary Banks. At a minimum, the Compliance Committee shall keep detailed minutes of each meeting and shall report its findings to CIB Marine's board of directors on a monthly basis.

          (b) Within 30 days after the end of each calendar quarter (June 30, September 30, December 31, and March 31,) following the date of this Agreement, CIB Marine shall furnish to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with this Agreement and the results thereof. Progress reports





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may be discontinued when the corrections required by this Agreement have been accomplished and the Reserve Bank has, in writing, released CIB Marine from making further reports.

MISCELLANEOUS

     16. The plans required by paragraphs 1, 3, 4, 6(a), 7, 8(a), and 10(a) of this Agreement shall be submitted to the Reserve Bank for review and approval. Acceptable plans shall be submitted to the Reserve Bank within the time periods set forth in this Agreement. CIB Marine shall adopt the approved plans within 10 days of approval by the Reserve Bank and then shall fully implement and comply with them. During the term of this Agreement, the approved plans shall not be amended or rescinded without prior written approval of the Reserve Bank.

     17. All communications regarding this Agreement shall be sent to:


          (a) Richard C. Cahill
              Vice President
              Federal Reserve Bank of Chicago
              230 South LaSalle Street
              Chicago, IL 60604

          (b) Stanley Calderon
              President and Chief Executive Officer
              CIB Marine Bancshares, Inc.
              N27 W24025 Paul Court
              Pewaukee, WI 53072

TERM AND EFFECT OF AGREEMENT

     18. The provisions of this Agreement shall be binding upon CIB Marine and its institution-affiliated parties, in their capacities as such, and their successors and assigns.

     19. Each provision of this Agreement shall remain effective and enforceable until stayed, modified, terminated or suspended by the Reserve Bank.



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     20. Notwithstanding any provision of this Agreement to the contrary, the
Reserve Bank may, in its sole discretion, grant written extensions of time to CIB Marine to comply with any provision of this Agreement.

     21. The provisions of this Agreement shall not bar, estop or otherwise prevent the Board of Governors, the Reserve Bank or any federal or state agency or department from taking any other action affecting CIB Marine or any of its current or former institution-affiliated parties.

     22. This Agreement is a "written agreement" for the purposes of, and is enforceable by the Board of Governors as an order issued under, section 8 of the FDI Act (12 U.S.C. 1818).

     IN WITNESS HEREOF, the parties have caused this Agreement to be executed as of the 29th day of May, 2004.


CIB Marine Bancshares, Inc.                      Federal Reserve Bank of Chicago



By: /s/ Stanley Calderon                         By: /s/ Richard C. Cahill
   -----------------------------                    ----------------------------
   Stanley Calderon                                 Richard C. Cahill
   President and                                    Vice President
   Chief Executive Officer




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